                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) : August 15, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES QWS-1)
             (Exact name of registrant as specified in its charter)

             DELAWARE              333-29015-05             13-3891329
         (State or other           (Commission          (I. R. S. Employer
         jurisdiction of           File Number)         Identification No.)
          incorporation)

           WORLD FINANCIAL CENTER,                            10281
            NEW YORK, NEW YORK                              (Zip Code)
          (Address of principal
           executive offices)

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           Not Applicable

ITEM 2.    ACQUISITION OF DISPOSITION OF ASSETS

           Not Applicable

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

           Not Applicable

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Not Applicable

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ITEM 5.    OTHER EVENTS

           99.1 Distribution to holders of the Preferred Plus Trust Series QWS-1 on August 15, 2002.

ITEM 6.    RESIGNATION OF REGISTRANT'S DIRECTORS

           Not Applicable

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)      Financial statements of business acquired.

                    Not applicable

           (b)      Pro forma financial information.

                    Not applicable.

           (c)      Exhibits.

                    99.1 Trustee's report in respect of the August 15, 2002 distribution to holders of the Preferred Plus Trust Series QWS-1

ITEM 8.    CHANGE IN FISCAL YEAR

           Not Applicable.

ITEM 9.    SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

           Not Applicable

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            MERRILL LYNCH DEPOSITOR, INC.

         Date:  09/05/02                    By:  /s/ Barry N. Finkelstein
                                                 Name:   Barry N. Finkelstein
                                                 Title:  President
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                                  EXHIBIT INDEX


           99.1 Trustee's report in respect of the August 15, 2002 distribution to holders of the Preferred Plus Trust Series QWS-1.